UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

Bank of Granite Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15956	56-1550545

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
P.O. Box 128, 23 North Main Street
Granite Falls, North Carolina 28630
(Address of Principal Executive Offices) (Zip Code)
(828) 496-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4
EX-10.1

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On April 16, 2007, the Board of Directors (the “Board”) of Bank of Granite Corporation’s (the “Company’s”) amended and restated Bank of Granite’s Supplemental Executive Retirement Plan (the “Plan”). The Plan, which benefits certain employees of the Bank was established on December 12, 1994 as a nonqualified deferred compensation plan, known as an “excess benefit plan,” to provide additional retirement benefits for certain employees whose benefits under the Bank of Granite Profit Sharing Plan (the “Qualified Plan”) was limited by Section 415 of the Internal Revenue Code (the “Code”). The amendments approved on April 16, 2007 restated the Plan in order to bring the Plan into compliance with Section 409A of the Code and expanded the scope of the Plan, effective as of January 1, 2007, to also serve as an unfunded “excess benefit plan” with respect to the annual compensation limit imposed on participants in the Qualified Plan under Section 401(a)(17) of the Code. The Bank may also make additional discretionary contributions to the Plan that are not linked to the Code Section 415 and 401(a)(17) limits.
The Bank anticipates making discretionary contributions to the Plan for 2007 to benefit two of its executive officers, Charles M. Snipes, chief executive officer, and R. Scott Anderson, president and chief operating officer. The Bank’s discretionary contributions to the Plan for 2007 for both executives are expected to range from an aggregate of $21,800 at a contribution level of 8% of the executive officers’ qualifying compensation if the Bank achieves less than 92% of its budgeted earnings to $40,860 at a contribution level of 15% of the executive officers’ qualifying compensation if the Bank achieves 100% of its budgeted earnings. The expected 2007 individual discretionary contributions range from approximately $18,800 at a contribution level of 8% to $35,240 at a contribution level of 15% for Mr. Snipes and from approximately $3,000 at a contribution level of 8% to $5,620 at a contribution level of 15% for Mr. Anderson.
A complete copy of the amended and restated Plan is filed herewith as Exhibit 10.1 and incorporated herein as if set forth in full.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits
10.1 Amended and Restated Bank of Granite Supplemental Executive Retirement Plan

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Granite Corporation
May 18, 2007	By:	/s/ Kirby A. Tyndall
Kirby A. Tyndall
Secretary, Treasurer and Chief Financial Officer

4